UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
THE GORMAN-RUPP COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 755-1011
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 28, 2011, The Gorman-Rupp Company issued a news release announcing its financial results for the first quarter ended March 31, 2011 and a five-for-four stock split of its Common Shares in the form of a distribution of one additional Common Share for each four Common Shares previously issued. The distribution will be made on June 10, 2011 to shareholders of record at the close of business on May 13, 2011. The Company also announced in this news release the declaration of a cash dividend in the amount of $0.09 per share on its post-split Common Shares payable June 10, 2011 to shareholders of record May 13, 2011. This news release is included as Exhibit 99 and is being furnished, not filed, with the Current Report on Form 8-K.
5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The annual meeting of the shareholders of the Company was held on April 28, 2011 in Mansfield, Ohio (“Annual Meeting”). As of the record date, there were a total of 16,788,535 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 14,668,828 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.	Fix the number of Directors of the Company at eight and elect eight Directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
James C. Gorman	12,513,038	81,479	2,074,311
Jeffrey S. Gorman	12,528,400	66,117	2,074,311
M. Ann Harlan	11,787,233	807,284	2,074,311
Thomas E. Hoaglin	12,482,416	112,101	2,074,311
Christopher H. Lake	11,771,883	822,634	2,074,311
Dr. Peter B. Lake	12,495,321	99,196	2,074,311
Rick R. Taylor	12,532,177	62,340	2,074,311
W. Wayne Walston	12,515,094	79,423	2,074,311

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,188,069	98,490	1,307,958	2,074,311

3.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named Executive Officers. The voting results were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
8,734,166	58,091	2,441,325	1,360,935	2,074,311

In the Company’s 2011 Proxy Statement, the Company’s Board of Directors recommended to shareholders that an advisory vote on the compensation paid to the Company’s named Executive Officers be conducted every year.

4.	Ratify the appointment by the Audit Review Committee of the Board of Directors of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2011. The voting results were as follows:

For	Against	Abstain
14,530,813	126,815	11,200
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
(99)	News Release dated April 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY
By:	/s/ David P. Emmens
David P. Emmens
Corporate Counsel and Secretary
May 3, 2011

EXHIBIT INDEX

Exhibit		Page
(99)	News Release dated April 28, 2011	1

4